UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

MACQUARIE ETF TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

MACQUARIE ETF

Hi __________,

I’m reaching out to inform you of the types of shareholder communications and related timing that shareholders of the Macquarie ETFs may have received regarding the upcoming Special Meeting of Shareholders.

Below are the details of the mailing(s):

[Endeavor letter

WHAT: an Endeavor letter, marked “Urgent Notice”, requesting shareholders to contact the indicated number. The Endeavor letter is the 1st letter in this SEC Letter Filing (filed with the SEC and public).

WHO: a targeted group of shareholders who have not yet voted and have greater than [x] shares.

WHEN: the mailing commenced [Date].]

[Mission letter]

WHAT: a Mission letter, marked “Urgent Notice”, reminding Fund shareholders of the Special Shareholder Meeting and requesting them to vote their shares. The Mission letter is the 4th letter in this SEC Letter Filing (filed with the SEC and public).

WHO: a targeted group of shareholders who have not yet voted and have greater than [x] shares.

WHEN: the mailing commenced [Date].]

[Mission letter DNC]

WHAT: a Mission letter, marked “Important Notice”, reminding Fund shareholders of the Special Shareholder Meeting and requesting them to vote their shares. The Mission letter DNC is the 5th letter in this SEC Letter Filing (filed with the SEC and public).

WHO: a targeted group of shareholders who have not yet voted and have greater than [x] shares.

WHEN: the mailing commenced [Date].]

[Reminder Letters]

WHAT: a Reminder letter reminding Fund shareholders of the Special Shareholder Meeting and requesting them to vote their shares. The Reminder letters are the 2nd and 3rd letters in this SEC Letter Filing (filed with the SEC and public).

WHO: a targeted group of shareholders who have not yet voted and have greater than [x] shares.

WHEN: the mailing commenced [Date].]

Information for contacting the proxy solicitors to vote shares is included in these mailings. Solicitation will cease once the shareholder has voted. We ask that you please encourage your clients to read the proxy statement carefully and vote their shares.

Please reach out with any questions, and I would be happy to help.

Best regards,

[Name]

The Macquarie ETF Trust Funds are distributed by Foreside Financial Services, LLC. Foreside Financial Services, LLC is not affiliated with any Macquarie entity, including Macquarie Asset Management and Delaware Distributors, L.P.

Macquarie Asset Management (MAM) is the asset management division of Macquarie Group. MAM is an integrated asset manager across public and private markets offering a diverse range of capabilities, including real assets, real estate, credit, equities and multi-asset solutions. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide. Investment advisory services are provided to the Macquarie ETF Trust Funds by Delaware Management Company, a series of Macquarie Investment Management Business Trust (MIMBT), a Securities and Exchange Commission (SEC) registered investment adviser.

On April 21, 2025, Macquarie Group Limited and Nomura Holding America Inc. (Nomura) announced that they had entered into an agreement for Nomura to acquire Macquarie Asset Management’s US and European public investments business, which comprises Delaware Management Company, a series of Macquarie Investment Management Business Trust, and certain of its affiliates. The transaction is subject to customary closing conditions, including the receipt of applicable regulatory and shareholder approvals. Subject to such approvals and the satisfaction of these conditions, the transaction is expected to close by the end of 2025.

Macquarie to divest public investments business in US and Europe to Nomura

Frequently asked questions

August 4, 2025

What is happening?

As communicated in April 2025, Macquarie Group Limited announced it had entered into an agreement for Nomura to acquire Macquarie Asset Management’s (MAM) US and European public investments business, comprising equities, fixed income, and multi-asset. Nomura will acquire all of the assets, investment teams, offices, and operating models related to the business, ensuring continuity for clients.

At special meetings held in June 2025, the Macquarie Funds Board, Macquarie ETF Board, and Optimum Funds Board approved and recommended shareholders approve a new investment advisory agreement for each fund that, pending shareholder approval, would go into effect at the closing of the transaction. In addition, the applicable Boards also approved changes to certain fund names in which “Macquarie” would be replaced with “Nomura,” effective at the closing of the transaction. Supplements with this information, along with the anticipated fund names, were filed with the SEC on June 12 for the Macquarie ETF Trust and June 18 for the Macquarie Funds and Optimum Funds.

In mid- to late-July, shareholders will receive proxy materials asking for their vote on matters relevant to their investment. Information regarding the proxy solicitation process can be found on pages 3-5 of this document.

Institutional clients managed by MAM through Macquarie Investment Management Advisers (MIMA), a series of Macquarie Investment Management Business Trust (MIMBT), will receive notification of the Nomura transaction and be requested to consent to MIMA continuing to provide services for these accounts. In addition, financial intermediary sponsors who offer SMA/wrap/model accounts managed by MAM through Delaware Capital Management (DCM), a series of MIMBT, will receive notification of the Nomura transaction and in certain instances be requested to consent to DCM continuing to provide services for these accounts. Information regarding the consent process can be found on page 5 of this document.

The transaction is subject to customary closing conditions and is expected to close on or about October 31, 2025.

We recognize that there is a lot of information for you and your clients to absorb as part of this change. Our goal is to keep you informed throughout this period. Over the coming months, we will work to ensure a smooth transition, while remaining focused on continuing to serve the interests of our clients. Your MAM colleagues are here to support you with guidance and information along the way. In the meantime, we have provided FAQs on the following pages.

This FAQ document is not a solicitation of any proxy. When it is available, please read the proxy statement carefully because it will contain important information regarding the proposed new advisory agreement and the transaction. The proxy statement will be available for free on the SEC’s website (sec.gov).

Q&A – General benefits and impact

Q1. What are the benefits of the transaction between Nomura and Macquarie?

We believe that Nomura will be a great home for our business and a strong strategic parent as it takes the public investments business into its next

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phase of expansion. Nomura has deep asset management roots and clear ambitions to grow.

Nomura views asset management as a key strategic growth priority, with an ambition to build a scaled global asset management business. Our products will be the cornerstone of these plans and Nomura has expressed its commitment to build upon that strong foundation.

Nomura’s strategy will include investments to grow the fund’s distribution platform and develop new product capabilities. A key priority will be scaling the existing exchange-traded fund (ETF) business established last year, drawing upon Nomura’s experience as the largest ETF provider in Japan. We believe our strengths are highly complementary, and combining our capabilities and expertise will help us achieve our goal of delivering exceptional value to our collective clients.

Q2. Will there be additional fund reorganizations due to the transaction with Nomura?

There are no anticipated additional Macquarie Fund reorganizations as a result of the transaction.

Q3. Will there be any changes to investments, including the funds’ investment strategies and policies, institutional strategies or SMA/wrap/model products?

Shareholders’ investments in the funds will not change as a result of the transaction. Shareholders will still own the same fund shares, and the underlying value of those shares will not change as a result of the transaction. The funds’ investment objectives, policies, and strategies will not change.

The transaction will not impact institutional clients or clients invested in SMA/wrap/model products, and their investment strategies and holdings will not be impacted as a result of the transaction.

Q4. What will the impact be to personnel, including portfolio managers and sales teams?

As part of the transaction, Nomura is taking more than 700 personnel who support the public markets business.

The portfolio managers for the funds, except for certain US leveraged credit funds,1 are expected to continue in those roles following the closing of the transaction. For the US leveraged credit funds, certain investment professionals will remain Macquarie employees after closing and will no longer support these funds. For Macquarie Floating Rate Fund, however, these Macquarie employees are expected to support the Fund through a new sub-advisory arrangement.

In addition, a limited number of other investment professionals who provide services related to the funds’ use of the Macquarie global equity and global fixed income investment platforms and who are employees of a current Macquarie affiliated sub-advisor will remain Macquarie employees after the closing and will no longer support the applicable funds while others will ultimately continue to provide these same investment services after the closing as Nomura employees through participating affiliate arrangements.

The transaction is not expected to change the portfolio managers, except for certain high yield credit team personnel who will remain with Macquarie, or relationship managers who provide services to institutional clients or clients invested in SMA/wrap/model products, or have any impact to our US Wealth sales team.

Q5. What back-office functions will be impacted? Will there be a change to the client service center, transfer agent, etc.?

We are planning a seamless transition as we move from Macquarie to Nomura. For the mutual funds and VIP products, BNY Mellon will continue to be the Custodian and Fund Accountant, and will continue providing sub-transfer agency services. DIFSC will continue to be the Transfer Agent. For the ETFs, JP Morgan Chase will continue as the Custodian, Fund Accountant, and Transfer Agent. For the institutional accounts and SMA/wrap/model products, there are no changes relating to operational support structure. Therefore, there are no anticipated changes to back-office contact information as a result of the transaction.

Q6. What will the transaction’s impact be on the funds’ capital gains?

The sale of Macquarie's US and European public markets business to Nomura is not expected to create a taxable event nor impact capital gains distributed by the funds. Capital gains generated by the funds, if any, will be paid out per the normal course of business as required. There are also no expected tax impacts for institutional clients or the SMA/wrap/model accounts as a result of the transaction.

Q7. Will there be a blackout period for trading?

There will not be a blackout period in advance of the transition to Nomura.

[1]	Macquarie Global Bond Fund, Macquarie High Income Fund, Macquarie VIP High Income Series, Macquarie Strategic Income Fund, and Macquarie Floating Rate Fund.

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Q8. What is happening to the Premier Models?

The Premier Models are included in the transaction.

Q9. Will fund fees change as a result of the transaction?

It is important to note that the fund fees under the new advisory agreements will remain the same. The fee waivers and expense caps currently in effect will remain the same through their current contractual term.

There are also no fee changes resulting from the transaction for institutional clients or the SMA/wrap/model products.

Q&A – Proxy solicitation for the Macquarie Funds, Macquarie ETFs, and Optimum Funds

Q1. Why are shareholders being asked to vote?

The transition from Macquarie to Nomura will result in a change in control of the investment adviser, Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust. The closing of this transaction will result in the automatic termination of each fund’s investment advisory agreement with DMC, and any sub-advisory agreement, as applicable.

Fund shareholders are being asked to vote to approve new investment advisory agreements that would go into effect at the closing of the transaction.

Q2. When can fund shareholders expect to receive proxy materials and solicitations?

Starting in mid-to-late July, shareholders of record as of July 3, 2025, will receive proxy statements, and each shareholder will be asked to approve new advisory contracts between each applicable fund and DMC.

Solicitation efforts via phone will not start until sufficient time has passed after proxy materials are sent in order to allow shareholders time to receive and review the materials. Shareholders who vote their shares during that time period will not be solicited by phone.

Q3. Which fund shareholders can expect to receive a proxy statement?

All shareholders of record as of July 3, 2025, in the Macquarie Funds, Macquarie ETF Trust Funds, and Optimum Funds will receive a proxy statement.

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Q4. How can fund shareholders vote?

Shareholders will have three options for voting their shares:

1.	Mail back their proxy cards in the postage-paid envelope provided.

2.	Call the dedicated toll-free proxy voting lines of the proxy solicitor, EQ (refer to the proxy ballot for the applicable phone number). Shareholders will be required to provide the control number located on their proxy cards.

3.	Visit the website on their proxy cards.

Once shareholders vote, they should not receive any further communications from the proxy solicitor regarding their vote on this matter.

Q5. What if fund shareholders have questions about the proposals and how to vote?

If shareholders have any questions about the proposals or how to vote, they may call EQ Fund Solutions (EQ) and a representative will assist them.

Macquarie Funds	(800) 659-6590
Macquarie VIP Funds	(800) 769-7666
Macquarie ETF Trust	(800) 431-9645
Optimum Funds	(800) 714-3312

Q6. How will fund shareholders be contacted to vote on their shares?

In addition to solicitations by mail, solicitations also may be made by telephone, email, text message, other electronic media, or personal contacts. Broker/dealer firms, custodians, nominees, and fiduciaries will be asked to forward proxy materials to the beneficial owners of the shares of record.

We expect solicitation efforts will primarily be made by mail, telephone, email, text message, or oral solicitations.

Unvoted shareholder accounts will also receive reminder communications.

Q7. How will fund shareholders who use eDelivery be notified?

Shareholder accounts set to receive materials via eDelivery can expect to receive materials via email. The funds do not have the ability to change instructions on how shareholders have elected to receive materials.

Q8. What are the benefits to shareholders of voting for new management contracts?

Approval of the new advisory contracts will provide:

•	Continuity of the investment strategies and funds shareholders selected and will allow their fund’s operations to continue uninterrupted after the transaction.
•	An organization with greater scale and resources, broader distribution capabilities, and opportunities for organic growth.
•	Initiatives such as developing new investment capabilities, scaling of the active ETF platform, and investing in analytics, will build upon the current strengths of the business, and will aim to position our strategies to continue delivering strong, long-term investment performance.

Q9. What will happen if a fund’s shareholders do not approve new management contracts?

If a fund’s shareholders do not approve a new management contract and the transaction closes, proxy solicitation for that fund will continue until shareholder approval is obtained. If this should happen, DMC will continue to provide advisory services for your fund for a period of up to 150 days following consummation of the transaction pursuant to an interim management agreement.

We are therefore asking shareholders of each fund to approve a new management agreement.

Q10. What is the expected client experience for fund shareholders?

We understand the frustration that comes from proxy actions and solicitations. As a result, we are working to minimize shareholder frustration as much as possible.

To that end, we will have:

•	one proxy statement to contain details for all Macquarie Funds, both retail and the VIP funds.
•	one proxy statement for all Macquarie ETFs.
•	one proxy statement for all Optimum Funds.

Each proxy statement will contain the information necessary for shareholders to vote on the proposal.

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Q11. How will fund shareholders who hold multiple funds be treated (for example, Household accounts)?

Shareholders who hold multiple Macquarie Funds or whose accounts are combined with a spouse or other adult living within the household should receive only one proxy statement, no matter how many funds are held across those accounts.

While each shareholder account with multiple fund investments may receive one proxy statement, the shareholder will receive a proxy card to register their vote for each fund in which they invest.

For example:

•	John Smith invests in five Macquarie Funds. He can expect to receive one proxy statement and five proxy cards to register his vote.
•	Jane Jones invests in three Macquarie Funds and one Macquarie ETF. She will receive two proxy statements and four proxy cards to vote.

Q12. What is the control number listed on each proxy statement?

The control number is a randomly generated number that the proxy solicitor uses to identify a shareholder during the proxy campaign. This is not the shareholder’s actual account number and does not contain any personally identifying information.

Q&A – Consent solicitation process – Institutional and SMA/Wrap/Model accounts

Q1. What is happening?

Because this transaction may be deemed an assignment of our agreement with you, we will be requesting your acknowledgement and consent as necessary to continue to provide services for your institutional account and/or SMA/wrap/model account platforms after the close of the transaction. For most clients, if we do not receive a signed written consent from you, we will be unable to continue to manage your account; therefore, please sign and return the acknowledgement and consent as soon as possible.

Q2. What does this mean?

MAM will notify its institutional and SMA “dual contract” clients of the transaction and request them to consent to MIMA or DCM, as applicable, continuing to provide services to those accounts. We plan to include the consultants and financial advisors of record for these clients on communications from MAM so that they will be prepared for questions from clients.

SMA/wrap/model sponsor firms will also be requested to consent to DCM continuing to provide services and take any necessary steps in connection thereto. To the extent necessary, after receiving the consent documentation from MAM, please check with your internal legal and compliance departments regarding next steps and reach out to your MAM relationship contact with any questions.

Q&A – Rebrand

Q1. What is happening?

As part of the transaction, our business will adopt the name of our new parent company, Nomura. Likewise, our investment solutions will be renamed, replacing Macquarie with Nomura. All of our US investment solutions – including our mutual funds, VIPs, ETFs, SMAs, Premier Models, and collective investment trusts (CITs) – will be included in the rebrand. In addition, certain corporate entity names, such as the SEC-registered investment adviser, Macquarie Investment Management Business Trust, will be rebranded “Nomura.”

The new fund names can be found in Appendix A and the new SMA/model names can be found in Appendix B.

Q2. Why is this happening? Didn’t the funds just go through a rebrand?

The prior brand consolidation project aimed to simplify the client experience and bring our investment expertise to the market under a single brand. It was an 18-month effort. The brand consolidation project was well underway and had passed several critical milestones prior to the development of an executable transaction for the sale of the US and European public markets businesses.

Q3. Are any other entity names changing?

Macquarie Investment Management Advisers is expected to be renamed Nomura Investment Management Advisers, and Macquarie Investment Management Business Trust is expected to be renamed Nomura Investment Management Business Trust effective at the closing of the transaction.

Delaware Capital Management will not be renamed.

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Q4. When and how will the rebrand happen?

Shortly after the transaction closes, US and European investment solutions – including our mutual funds, VIPs, ETFs, SMAs, Premier Models, and CITs – will change their name from “Macquarie” to “Nomura.” All quarterly collateral and client statements will reflect the new fund names.

Q5. Will there be any impact to the product lineup as a result of the rebrand?

No, the rebrand will only impact fund names, the name of the ETF complex, and certain corporate entity names. Additionally, all CUSIPs and ticker symbols will remain the same.

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Appendix A: Fund name changes

Current name	New name
Macquarie Asset Strategy Fund	Nomura Asset Strategy Fund
Macquarie Balanced Fund	Nomura Balanced Fund
Macquarie Climate Solutions Fund	Nomura Climate Solutions Fund
Macquarie Core Equity Fund	Nomura Core Equity Fund
Macquarie Corporate Bond Fund	Nomura Corporate Bond Fund
Macquarie Diversified Income Fund	Nomura Diversified Income Fund
Macquarie Emerging Markets Debt Corporate Fund	Nomura Emerging Markets Debt Corporate Fund
Macquarie Emerging Markets Fund	Nomura Emerging Markets Fund
Macquarie Extended Duration Bond Fund	Nomura Extended Duration Bond Fund
Macquarie Floating Rate Fund	Nomura Floating Rate Fund
Macquarie Global Allocation Fund	Nomura Global Allocation Fund
Macquarie Global Bond Fund	Nomura Global Bond Fund
Macquarie Global Growth Fund	Nomura Global Growth Fund
Macquarie Global Listed Real Assets Fund	Nomura Global Listed Real Assets Fund
Macquarie Growth and Income Fund	Nomura Growth and Income Fund
Macquarie Healthcare Fund	Nomura Healthcare Fund
Macquarie High Income Fund	Nomura High Income Fund
Macquarie International Core Equity Fund	Nomura International Core Equity Fund
Macquarie Large Cap Growth Fund	Nomura Large Cap Growth Fund
Macquarie Limited-Term Diversified Income Fund	Nomura Limited-Term Diversified Income Fund
Macquarie Mid Cap Growth Fund	Nomura Mid Cap Growth Fund
Macquarie Mid Cap Income Opportunities Fund	Nomura Mid Cap Income Opportunities Fund
Macquarie Minnesota High-Yield Municipal Bond Fund	Nomura Minnesota High-Yield Municipal Bond Fund
Macquarie National High-Yield Municipal Bond Fund	Nomura National High-Yield Municipal Bond Fund
Macquarie Natural Resources Fund	Nomura Natural Resources Fund
Macquarie Opportunity Fund	Nomura Opportunity Fund
Macquarie Real Estate Securities Fund	Nomura Real Estate Securities Fund
Macquarie Science and Technology Fund	Nomura Science and Technology Fund
Macquarie Small Cap Core Fund	Nomura Small Cap Core Fund
Macquarie Small Cap Growth Fund	Nomura Small Cap Growth Fund
Macquarie Small Cap Value Fund	Nomura Small Cap Value Fund
Macquarie Smid Cap Core Fund	Nomura Smid Cap Core Fund
Macquarie Strategic Income Fund	Nomura Strategic Income Fund
Macquarie Systematic Emerging Markets Equity Fund	Nomura Systematic Emerging Markets Equity Fund
Macquarie Tax-Free California Fund	Nomura Tax-Free California Fund
Macquarie Tax-Free Colorado Fund	Nomura Tax-Free Colorado Fund
Macquarie Tax-Free Idaho Fund	Nomura Tax-Free Idaho Fund
Macquarie Tax-Free Minnesota Fund	Nomura Tax-Free Minnesota Fund
Macquarie Tax-Free New York Fund	Nomura Tax-Free New York Fund
Macquarie Tax-Free Oregon Fund	Nomura Tax-Free Oregon Fund
Macquarie Tax-Free Pennsylvania Fund	Nomura Tax-Free Pennsylvania Fund
Macquarie Tax-Free USA Fund	Nomura Tax-Free USA Fund
Macquarie Tax-Free USA Intermediate Fund	Nomura Tax-Free USA Intermediate Fund
Macquarie Ultrashort Fund	Nomura Ultrashort Fund
Macquarie Value Fund	Nomura Value Fund
Macquarie Wealth Builder Fund	Nomura Wealth Builder Fund
Macquarie VIP Asset Strategy Series	Nomura VIP Asset Strategy Series
Macquarie VIP Balanced Series	Nomura VIP Balanced Series
Macquarie VIP Core Equity Series	Nomura VIP Core Equity Series
Macquarie VIP Corporate Bond Series	Nomura VIP Corporate Bond Series
Macquarie VIP Emerging Markets Series	Nomura VIP Emerging Markets Series
Macquarie VIP Energy Series	Nomura VIP Energy Series
Macquarie VIP Fund for Income Series	Nomura VIP Fund for Income Series
Macquarie VIP Global Growth Series	Nomura VIP Global Growth Series
Macquarie VIP Growth and Income Series	Nomura VIP Growth and Income Series
Macquarie VIP Growth Equity Series	Nomura VIP Growth Equity Series
Macquarie VIP Growth Series	Nomura VIP Growth Series

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Current name	New name
Macquarie VIP High Income Series	Nomura VIP High Income Series
Macquarie VIP International Core Equity Series	Nomura VIP International Core Equity Series
Macquarie VIP Investment Grade Series	Nomura VIP Investment Grade Series
Macquarie VIP Limited Duration Bond Series	Nomura VIP Limited Duration Bond Series
Macquarie VIP Limited-Term Bond Series	Nomura VIP Limited-Term Bond Series
Macquarie VIP Mid Cap Growth Series	Nomura VIP Mid Cap Growth Series
Macquarie VIP Natural Resources Series	Nomura VIP Natural Resources Series
Macquarie VIP Opportunity Series	Nomura VIP Opportunity Series
Macquarie VIP Pathfinder Aggressive Series	Nomura VIP Pathfinder Aggressive Series
Macquarie VIP Pathfinder Conservative Series	Nomura VIP Pathfinder Conservative Series
Macquarie VIP Pathfinder Moderate Series	Nomura VIP Pathfinder Moderate Series
Macquarie VIP Pathfinder Moderately Aggressive Series	Nomura VIP Pathfinder Moderately Aggressive Series
Macquarie VIP Pathfinder Moderately Conservative Series	Nomura VIP Pathfinder Moderately Conservative Series
Macquarie VIP Pathfinder Moderately Aggressive – Managed Volatility Series	Nomura VIP Pathfinder Moderately Aggressive – Managed Volatility Series
Macquarie VIP Pathfinder Moderately Conservative – Managed Volatility Series	Nomura VIP Pathfinder Moderately Conservative – Managed Volatility Series
Macquarie VIP Pathfinder Moderate – Managed Volatility Series	Nomura VIP Pathfinder Moderate – Managed Volatility Series
Macquarie VIP Science and Technology Series	Nomura VIP Science and Technology Series
Macquarie VIP Small Cap Growth Series	Nomura VIP Small Cap Growth Series
Macquarie VIP Small Cap Value Series	Nomura VIP Small Cap Value Series
Macquarie VIP Smid Cap Core Series	Nomura VIP Smid Cap Core Series
Macquarie VIP Total Return Series	Nomura VIP Total Return Series
Macquarie VIP Value Series	Nomura VIP Value Series
Macquarie ETF Trust	Nomura ETF Trust
Macquarie Global Listed Infrastructure ETF	Nomura Global Listed Infrastructure ETF
Macquarie Energy Transition ETF	Nomura Energy Transition ETF
Macquarie Tax-Free USA Short Term ETF	Nomura Tax-Free USA Short Term ETF
Macquarie Focused Large Growth ETF	Nomura Focused Large Growth ETF
Macquarie Focused Emerging Markets Equity ETF	Nomura Focused Emerging Markets Equity ETF
Macquarie National High-Yield Municipal Bond ETF	Nomura National High-Yield Municipal Bond ETF
Macquarie Focused International Core ETF	Nomura Focused International Core ETF
Macquarie Focused SMID Cap Core ETF	Nomura Focused SMID Cap Core ETF
Macquarie Tax-Free USA ETF	Nomura Tax-Free USA ETF
Macquarie Tax-Free USA Intermediate ETF	Nomura Tax-Free USA Intermediate ETF

Appendix B: SMA/model name changes

Current name	New name
Macquarie Large Cap Growth Equity	Nomura Large Cap Growth Equity
Macquarie Mid Cap Growth Equity	Nomura Mid Cap Growth Equity
Macquarie Mid Cap Income Opportunities	Nomura Mid Cap Income Opportunities
Macquarie Small Cap Growth Equity	Nomura Small Cap Growth Equity
Macquarie Science and Technology	Nomura Science and Technology
Macquarie Large Cap Value Equity	Nomura Large Cap Value Equity

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Current name	New name
Macquarie Small Cap Core Equity	Nomura Small Cap Core Equity
Macquarie Small Cap Value Equity	Nomura Small Cap Value Equity
Macquarie Smid Cap Core Equity	Nomura Smid Cap Core Equity
Macquarie International Equity ADR	Nomura International Equity ADR
Macquarie Intermediate Duration US Government	Nomura Intermediate Duration US Government
Macquarie US Government	Nomura US Government
Macquarie Low Duration US Government	Nomura Low Duration US Government
Macquarie Intermediate National Municipal	Nomura Intermediate National Municipal
Macquarie Long National Municipal	Nomura Long National Municipal
Macquarie Short National Municipal	Nomura Short National Municipal
Macquarie California Municipal	Nomura California Municipal
Macquarie New York Municipal	Nomura New York Municipal
Macquarie Municipal Bond Ladder	Nomura Municipal Bond Ladder
Macquarie Premier Models	Nomura Premier Models

IMPORTANT DISCLOSURE:

Investing involves risk, including the possible loss of principal.

Past performance is not a guarantee of future results.

The information in this document is not, and should not be construed as, an advertisement, an invitation, an offer, a solicitation of an offer or a recommendation to participate in any investment strategy or take any other action, including to buy or sell any product or security or offer any banking or financial service or facility in any jurisdiction where it would be unlawful to do so. This document has been prepared without taking into account any person's objectives, financial situation or needs.

Recipients should not construe the contents of this document as financial, investment or other advice. It should not be relied on in making any investment decision.

Macquarie Asset Management (MAM) is the asset management division of Macquarie Group. MAM is an integrated asset manager across public and private markets offering a diverse range of capabilities, including real assets, real estate, credit, equities and multi-asset solutions. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide. Investment advisory services are provided to the Macquarie Funds by Delaware Management Company, a series of Macquarie Investment Management Business Trust (MIMBT), a Securities and Exchange Commission (SEC) registered investment adviser. The Macquarie Funds are distributed by Delaware Distributors, L.P., a registered broker/dealer and member of the Financial Industry Regulatory Authority (FINRA) and an affiliate of MIMBT. Institutional and managed account services are provided by Macquarie Investment Management Advisers and Delaware Capital Management, respectively, each a series of MIMBT.

Other than Macquarie Bank Limited ABN 46 008 583 542 (“Macquarie Bank”), any Macquarie Group entity noted in this document is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

All third-party marks cited are the property of their respective owners.

© 2025 Macquarie Management Holdings Inc.

[4721044] 08/2025

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